SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

ALDABRA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-1918691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

c/o Terrapin Partners LLC Rockefeller Center, 620 Fifth Avenue, 3rd Floor New York, New York 10020
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 332-3555

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

A copy of certain materials to be distributed to certain of the Registrant's shareholders is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Merger of Great Lakes Dredge & Dock Corporation and Aldabra Acquisition Corporation Presentation dated September 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDABRA ACQUISITION CORPORATION (Registrant)
Date: September 11, 2006	By:	/s/ Jason Weiss
Name: Jason Weiss
Title: Chief Executive Officer and Secretary